SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2008
Date of Report (Date of earliest event reported)

INTERNATIONAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-52040
(Commission File Number)

98-0195748
(I.R.S. Employer Identification No.)

1 Gateway Center, Suite 2600, Newark, New Jersey,  07102
(Address of principal executive offices)

(800) 676-1006
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective on September 12, 2008, Mr. Harmel S. Rayat resigned from the Company’s Board of Directors and as an officer of the Company in order to pursue other interests and not as a result of any disagreement between himself and the Company.

Effective September 12, 2008, the Board of Directors appointed Ms. Joanne Stephenson, to serve as a director of the Company, and to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified.

Ms. Stephenson earned a Bachelor of Science degree from the University of British Columbia and also earned a Masters in Business Administration from Athabasca.  From 1998 to 2006, Ms. Stephenson was Vice President of Business Development and Sales and Marketing at Response BioMedical Corp.  From January 2007 to July 2008, Ms. Stephenson was Head of Strategic Marketing at Innovative Biosensors, Inc.  From July 2008 to present, Ms. Stephenson is currently serving as Vice-President of Corporate Business Development and as Vice-President of Clinical Diagnostics.

Subject to, and upon, commencement of Ms. Stephenson’s tenure as an officer, she will be granted 50,000 options; each option when vested will permit Ms. Stephenson to purchase one share of the Company’s common stock at a price per share equal to the closing price of the common stock on September 12, 2009.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Ms. Stephenson and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Ms. Stephenson ceases to be a director of the Company.  Upon termination of such service Ms. Stephenson will have a specified period of time to exercise vested options, if any.

Ms. Stephenson will be entitled to cash compensation paid to officers and reimbursement of expenses incurred in connection with his services as a director.

Effective September 12, 2008, the Board of Directors elected Mr. Frank J. Fabio to serve as the Company’s Chief Financial Officer and Secretary.

Mr. Fabio received a BBA in Accounting from Pace University in June 1973; has been a certified Public Accountant since 1976; Mr. Fabio received an MS in Taxation from Long Island University in June 1989. Mr. Fabio was employed by Ernst & Ernst from 1973 to 1980, attaining the position of Manager; since 1980 Mr. Fabio has maintained a private practice of accountancy in New York.

Subject to, and upon, commencement of Mr. Fabio’s tenure as an officer, he will be granted 50,000 options; each option when vested will permit Mr. Fabio to purchase one share of the Company’s common stock at a price per share equal to the closing price of the common stock on September 12, 2009.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Fabio and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Fabio ceases to be an officer and director of the Company.  Upon termination of such service Mr. Fabio will have a specified period of time to exercise vested options, if any.

Mr. Fabio will be entitled to cash compensation paid to officers and reimbursement of expenses incurred in connection with his services as an officer.

As at September 12, 2008, Mr. Gregory O’Reilly serves as our President and Chief Executive Officer and Mr. Frank J. Fabio serves as our Chief Financial Officer and Secretary.

As at September 12, 2008 our Board of Directors consists of three (3) persons as follows:

Mr. Gregory O’Reilly, Mr. Derek J. Cooper and Ms. Joanne Stephenson

SECTION 6. [Reserved]

N/A

SECTION 7.  Regulation FD

Item 7.01  Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Description
10.1	Option Agreement dated September 12, 2008 between Joanne Stephenson and International Energy, Inc.*
10.2	Option Agreement dated September 12, 2008 between Frank Fabio and International Energy, Inc.*

* To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ENERGY, INC.

/s/ Gregory O’Reilly
Gregory O’Reilly
Chief Executive Officer

Date: September 18, 2008